UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2004

TORRENT ENERGY CORPORATION.
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

000-19949
(Commission File Number)

84-0503749
(IRS Employer Identification No.)

3400-666 Burrard Street, Vancouver, BC V6C 2X8
(Address of principal executive offices and Zip Code)

604-639-3118
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On October 25, 2004 the Registrant issued a news release announcing the commencement of a six hole coring program on its Oregon leases held by its subsidiary, Methane Energy Corp., and a Shareholder Awareness Program.

Item 9.01. Financial Statements and Exhibits.

10.1 Drilling Services Agreement dated October 6, 2004 between Dynatec Drilling, Inc. and Methane Energy Corp.

10.2 Mail Distribution Agreement dated September 9, 2004 between Capital Financial Media, LLC and Torrent Energy Corporation

99.1 News Release issued by the Registrant on October 25, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORRENT ENERGY CORPORATION

/s/ Mark Gustafson
Mark Gustafson, CEO and Director

Date: October 25, 2004